UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 29, 2017
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 29, 2017, Boyd Gaming Corporation (the “Company”), as borrower, entered into Amendment No. 2 and Refinancing Amendment (the “Refinancing Amendment”) with the lenders party thereto, and Bank of America, N.A. (“Bank of America”), as administrative agent. The Refinancing Amendment modifies the Third Amended and Restated Credit Agreement (as amended prior to the execution of the Refinancing Amendment, the “Existing Credit Agreement”), dated as of August 14, 2013, among the Company, certain financial institutions, and Bank of America, as administrative agent. The Existing Credit Agreement as modified by the Refinancing Amendment is hereinafter referred to as the “Amended Credit Agreement”.

The Amended Credit Agreement provides for (i) commitments to make Term B Loans in an amount equal to $1,264,500,000, with the proceeds used to refinance in full the Company’s Term B-1 Loans and Term B-2 Loans outstanding under the Existing Credit Agreement and (ii) certain other amendments to the Existing Credit Agreement.

The interest rate on the outstanding balance from time to time of the new Term B Loans under the Amended Credit Agreement is based upon, at the Company’s option, either: (i) the Eurodollar rate or (ii) the base rate, in each case, plus an applicable margin. Such applicable margin is a percentage per annum determined in accordance with the Company’s secured leverage ratio and ranges from 2.25% to 2.50% (if using the Eurodollar rate) and from 1.25% to 1.50% (if using the base rate).

A copy of the Refinancing Amendment is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Refinancing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Refinancing Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereto is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 and Refinancing Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 31, 2017	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 2 and Refinancing Amendment.